UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 4, 2009

 Stericycle, Inc.

  (Exact name of registrant as specified in its charter)

Delaware	0-21229	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

 28161 North Keith Drive

 Lake Forest, Illinois 60045

(Address of principal executive offices including zip code)

 (847) 367-5910

(Registrant's telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]

Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

[    ]

Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

[    ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

As we previously reported, on December 7, 2009, we completed our acquisition of MedServe, Inc., a Delaware corporation (“MedServe”), pursuant to the agreement and plan of merger, dated as of May 9, 2009, as amended, that we and our acquisition subsidiary entered into with MedServe and Avista Capital Partners, L.P., a Delaware limited partnership, solely in its capacity as the representative of the MedServe shareholders. Pursuant to the merger agreement and upon completion of the merger, our acquisition subsidiary was merged with and into MedServe and MedServe became a wholly-owned subsidiary of ours. Completion of the merger followed the receipt on November 30, 2009 of clearance of the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The total merger consideration was $182,500,000 in cash, subject to reduction for MedServe’s indebtedness as of the closing date, MedServe’s expenses in connection with the transaction, and other expenses related to the transaction. In addition, $27,375,000 of the merger consideration was deposited into escrow to cover indemnification obligations of the MedServe stockholders under the merger agreement.

There was no material relationship between us or any of our affiliates and any stockholders of MedServe.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibits are filed with this report:

2.1

Agreement and Plan of Merger, dated as of May 9, 2009, by and among Stericycle, Inc., a Delaware corporation, ATMW Acquisition Corp., a Delaware corporation, MedServe, Inc., a Delaware corporation, and Avista Capital Partners, L.P., a Delaware limited partnership, as shareholders’ rep (incorporated by reference to Exhibit 2.1 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of August 6, 2009, by and among Stericycle, Inc., ATMW Acquisition Corp., MedServe, Inc. and Avista Capital Partners, L.P., as shareholders’ rep (incorporated by reference to Exhibit 2.2 to our quarterly report on Form 10-Q for the quarter ended June 30, 2009)

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated as of September 17, 2009, by and among Stericycle, Inc., ATMW Acquisition Corp., MedServe, Inc. and Avista Capital Partners, L.P., as shareholders’ rep

2.4

Amendment No. 3 to Agreement and Plan of Merger, dated as of November 19, 2009, by and among Stericycle, Inc., ATMW Acquisition Corp., MedServe, Inc. and Avista Capital Partners, L.P., as shareholders’ rep

2.5

Amendment No. 4 to Agreement and Plan of Merger, dated as of November 30, 2009, by and among Stericycle, Inc., ATMW Acquisition Corp., MedServe, Inc. and Avista Capital Partners, L.P., as shareholders’ rep

99.1

Press release issued by Stericycle on December 7, 2009 (incorporated by reference to Exhibit 99.1 to our current report on Form 8-K filed on December 7, 2009)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2009	Stericycle, Inc.

By:	/s/ Frank J.M. ten Brink

Frank J.M. ten Brink
Executive Vice President and Chief Financial Officer

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